Rule 497(e)

File No. 333-283221

REX ETF Trust

(the “Trust”)

REX COIN Growth & Income ETF

REX CRWV Growth & Income ETF

REX HOOD Growth & Income ETF

REX LLY Growth & Income ETF

REX MSTR Growth & Income ETF

REX PLTR Growth & Income ETF

REX Growth & Income Universe ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement To the Funds’ Summary Prospectus, Prospectus and
Statement of Additional Information

Dated May 20, 2026

The Board of Trustees (the “Board”) of REX ETF Trust (the “Trust”), based on the recommendation of REX Advisors, LLC (the “Adviser”), the investment adviser to the Funds, each a series of the Trust, has approved the closing and liquidation of the Funds, having determined that doing so is in the best interests of the Funds and their shareholders. Trading in the Funds’ shares will be halted effective as of the close of business on June 9, 2026, and the Funds will liquidate after the close of business on June 16, 2026.

The Board approved a Plan of Liquidation and Termination for each Fund (the “Plans”) that determines the manner in which each Fund will be liquidated. Pursuant to the Plans and in anticipation of each Fund’s liquidation, each Fund will be closed to new creation purchases effective as of the close of business on June 9, 2026. Each Fund will liquidate its assets at the close of business on June 16, 2026.

Your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of your respective Fund as of the close of business on June 16, 2026, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference